Annual
Report

                                 AUGUST 31, 2002


                                 [PHOTO OMITTED]

TEMPLETON EMERGING
MARKETS INCOME FUND, INC.


   [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
    INVESTMENTS

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  9

Important Notice
to Shareholders ............ 10

Financial Highlights &
Statement of Investments ... 11

Financial Statements ....... 15

Notes to
Financial Statements ....... 18

Independent
Auditors' Report ........... 22

Board Members
and Officers ............... 26



FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income



SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS INCOME FUND SEEKS HIGH, CURRENT INCOME, WITH A SECONDARY GOAL OF CAPITAL APPRECIATION, BY INVESTING PRIMARILY IN A PORTFOLIO OF HIGH YIELDING DEBT OBLIGATIONS OF SOVEREIGN OR SOVEREIGN-RELATED ENTITIES AND PRIVATE SECTOR COMPANIES IN EMERGING MARKET COUNTRIES.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's annual report covering the fiscal year ended August 31, 2002. Emerging market bonds experienced considerable volatility during the 12 months under review. Performance gains through the first half of the period were given back as world financial markets reflected concerns over the sustainability of an economic recovery combined with increased uncertainty stemming from political volatility in certain countries. Despite weaker-than-expected economic data from neighboring developed economies, commodity prices remained relatively strong, particularly oil, and the emerging market asset class overall continued to benefit from low global interest rates and access to international capital markets. Additionally, bond prices began to show signs of





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

recovery near the end of the reporting period as international financial institutions indicated a willingness to provide financial assistance to certain countries, most notably Brazil, during this difficult period.

Economic uncertainty during the year under review, combined with a series of corporate accounting scandals, contributed to increased investor risk aversion, which was reflected in the poor performance of major equity markets and wider yield spreads for risk-bearing fixed income asset classes such as high yield bonds. For the 12 months under review, the Nasdaq Composite Index, Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average each declined, posting returns of -26.35%, -17.99% and -11.26%, respectively.(1) High yield credit risk premiums, as measured by the CS First Boston High Yield Index, rose from 8.24% at the beginning of the period to 9.68% at its close.(2) Lower interest rates in developed economies generally benefit emerging market borrowers, as financing costs fall and positive capital flows result as investors seek higher returns outside developed countries. Despite the greater investor risk aversion for other asset classes, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) remained relatively



1. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The indexes include reinvested dividends.

2. Source: CSFB.com. The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/02

[PIE CHART OMITTED]

LATIN AMERICA              41.5%

EUROPE                     36.6%

ASIA                       16.6%

SHORT-TERM INVESTMENTS &
OTHER NET ASSETS            5.3%
unchanged. After experiencing significant gains through the first five months of 2002, emerging market bond performance, as measured by JPM EMBIG, declined during the period largely as a result of the index's weightings and the performance of highly leveraged countries that experienced difficulties in servicing their debt levels after their economies began to struggle.

During the period under review, performance within the emerging market bond universe diverged significantly by region. In particular, Argentina's banking crisis and economic contraction negatively impacted regional trade partners, such as Uruguay, and both countries deferred payments on external debt during the period. In addition, the contagion also affected Brazil and impacted bond prices, and the Latin America region as a whole returned -13.38% in U.S. dollars. Elsewhere, positive underlying fundamental trends in European and Asian emerging markets supported bond prices, and the regions returned 30.41% and 15.92% in U.S. dollars. Overall, the JPM EMBIG returned -0.03% for the 12-month period ended August 31, 2002.(3)

In Latin American economies during the reporting period, the Mexican economy reported solid economic growth in 2002's second quarter, despite weak global economic growth generally weighing on export demand. Strong political leadership and the implementation of economic and fiscal reforms were reflected in the upgrade of Mexico's sovereign debt to an investment-grade rating during the past year. The Mexican economy's resilience in the face of other Latin American countries' turbulence, along with political and fiscal stability, provided investors



3. Source: J.P. Morgan. The unmanaged J.P. Morgan EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

with a regional safe haven and supported Mexico's bond performance.

Venezuela stood out as one of Latin America's most politically volatile countries. A political coup in April was short-lived, and the political instability negatively impacted economic growth. Although the political scene in Venezuela intensified, we believe a new administrative leadership would likely significantly benefit the Venezuelan economy and bondholders. Elsewhere in Latin America, a series of consecutive events in Brazil negatively impacted bond performance. Because Argentina is one of Brazil's largest trading partners, its economic deterioration reduced demand for Brazilian exports and adversely affected Brazil's external account position. Additionally, Brazilian bond performance suffered from the continued political volatility regarding the policy stance of the front-running presidential candidate, who indicated a willingness to default on the country's outstanding loans. Brazilian bonds recovered partially near the end of the reporting period after the International Monetary Fund announced it would provide a $30 billion aid package to alleviate near-term financial pressure.

Despite Latin America's unfavorable developments, we believe it is important to underscore the emerging market region's significant progress in economic reform and debt dynamics. The Eastern European and Asian sectors outperformed the JPM EMBIG, driven by positive macroeconomic fundamentals, sustainable debt levels and positive trade conditions. In particular, Russia's ongoing political and structural reforms contributed to a positive investment climate, as evidenced by increased capital flows and a return of capital to the country. The strength in the balance of payments from capital flows and relatively stronger


TOP 10 COUNTRIES
8/31/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------
Russia                 23.5%

Mexico                 15.8%

Philippines            11.9%

Venezuela               9.2%

Brazil                  7.5%

Bulgaria                4.6%

Colombia                3.7%

Netherlands             3.6%

Ukraine                 3.3%

Turkey                  3.2%
oil prices during the period, combined with prudent fiscal management, contributed to a significant build-up of reserves. Russia was recognized as a market economy by the U.S. government during the past year and Standard & Poor's rating agency upgraded the country's sovereign debt rating from B+ to BB- during the period, reflecting Russia's progress in economic reforms and fiscal management and supported by relatively strong oil prices. In our opinion, the relatively strong performance of European developing countries reflects the market's expectation for future positive developments as the economies within Eastern and Central Europe continue to implement structural reforms and work toward joining the European Union and other western-oriented institutions.

Having received sizable financial support from international financial institutions, Turkish bonds rallied from lows experienced in the previous year during a financial crisis. However, mounting debt and rising servicing costs were exacerbated by weak economic conditions and higher domestic interest rates. The deterioration of the current prime minister's health increased uncertainty regarding the cohesion of the governing coalition. Opposition members called for early elections, and faced with numerous party defections, the prime minister had little choice but to concede. With early elections approaching in November, we believe there is considerable speculation whether market-oriented parties will gain the necessary votes to exert any sort of meaningful influence in the next parliamentary coalition. We believe Turkey's ability to manage growing debt stocks and higher servicing costs is increasingly less certain given the mounting political risk over the future government.

Asia benefited from improving domestic demand and strong inter-regional trade flows. Relatively low interest rates and favorable inflationary trends supported the region's underlying fundamentals. Although speculation exists over the Philippines' fiscal discipline, export strength and low interest rates continued to support bond prices there. In Malaysia, the completion of the government's political transition and banking system improvements through increased lending growth and a reduction in non-producing loans provided investors with a relatively safe haven from volatility in other regions.

Within this environment, as of August 31, 2002, Templeton Emerging Markets Income Fund reported a 12.38% 12-month cumulative total return based on market price and an 8.06% return based on net asset value, as shown in the Performance Summary on page 9. By comparison, the benchmark J.P. Morgan EMBIG posted a -0.03% cumulative total return during the same period.(3)

During the 12-month reporting period, we increased the Fund's European allocation to 36.6% of total net assets, up from 20.7% at the beginning of the period. We added to or initiated positions in Russia, Poland and Ukraine sovereign dollar bonds, and we took profits in Turkey, reducing exposure there. We believe these allocation changes helped mitigate contagion risk from Latin American credits. During the period, the Fund eliminated its exposure to Argentina, significantly reduced Brazilian holdings and maintained exposure to other core Latin American credits such as Mexico and Venezuela. We had less than 50% of the Fund's total net assets invested in Latin America on August 31, 2002, and we remained underweighted relative to the JPM

EMBIG. Within Latin America, the Fund's largest allocations at the end of the reporting period were Mexico (15.8% of total net assets), Venezuela (9.2%) and Brazil (7.5%). Asian credits represented 16.6% of the Fund's total net assets, led by the Philippines and Indonesia. The Fund kept all its investments in dollar-denominated securities during the year under review to limit foreign exchange risk. Most instruments in which the Fund invested were sovereign Eurobonds, and we held a small portion of Brady bonds, with some offering principal collateral. In addition, the Fund also had a small exposure to corporate credits.

Looking forward, we hold a positive outlook on the prospects for emerging market economies in the intermediate to long term given a gradual global economic recovery and the implications for increased demand for emerging market exports and an improved balance of payments. We remain cautious, however, in the short term due to tenuous political and financial conditions in selected countries such as Brazil and Turkey. With this in mind, we plan on maintaining our defensive posture in the near term, while attempting to take advantage of market volatility resulting from regional contagion or increased risk aversion to add to positions with what we feel are improving underlying fundamentals and credit characteristics.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your investment needs, and we welcome your comments and suggestions.


Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         8/31/02   8/31/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.37         $11.11    $11.48
Market Price (NYSE)            +$0.07         $11.00    $10.93
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                $1.2595


PERFORMANCE

                                                         INCEPTION
                                       1-YEAR   5-YEAR   (9/23/93)
-------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value    8.06%    36.81%    106.71%

  Based on change in market price      12.38%    44.46%     91.29%

Average Annual Total Return(1)
  Based on change in net asset value    8.06%     6.47%     8.47%

  Based on change in market price      12.38%     7.63%     7.53%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in "emerging market countries," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights


                                                                          YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------
                                                              2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................     $11.48    $12.43     $11.36     $9.46    $14.33
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income .................................       1.16(b)   1.26       1.27      1.26      1.22
 Net realized and unrealized gains (losses) ............       (.27)(b)  (.93)      1.03      1.88     (4.85)
                                                           --------------------------------------------------
Total from investment operations .......................        .89       .33       2.30      3.14     (3.63)
                                                           --------------------------------------------------
Capital share repurchases ..............................         --       .01        .01        --        --
                                                           --------------------------------------------------
Distributions from net investment income ...............      (1.26)    (1.29)     (1.24)    (1.24)    (1.24)
                                                           --------------------------------------------------
Net asset value, end of year ...........................     $11.11    $11.48     $12.43    $11.36     $9.46
                                                           --------------------------------------------------
Market value, end of year(a) ...........................   $11.0000  $10.9300   $10.6875   $9.9375   $8.1250
                                                           --------------------------------------------------
Total return (based on market value per share) .........     12.38%    15.53%     21.62%    37.66%    (33.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $522,210  $539,423   $587,397  $540,977  $450,329
Ratios to average net assets:
 Expenses ..............................................      1.15%     1.18%      1.19%     1.18%     1.18%
 Net investment income .................................      9.99%(b) 10.77%     10.62%    11.30%     9.01%
Portfolio turnover rate ................................     95.94%   138.63%     53.40%    38.29%   122.92%


+ Based on average weighted shares outstanding effective year ended August 31, 1999.

a Based on the last sale on the New York Stock Exchange.

b The November 2000, revised AICPA Audit and Accounting Guide of Investment
  Companies was implemented September 1, 2001, resulting in a (decrease) increase of $(.03) and $.03 to net investment income and net realized and unrealized gains per share, respectively, and a decrease of (.29)% to the ratio of net investment income to average net assets for the year ended August 31, 2002.



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002

                                                                                    PRINCIPAL
                                                                                 AMOUNT/WARRANTS   VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.7%
     BRAZIL 7.5%
     Republic of Brazil:
      10.125%, 5/15/27 .........................................................     $15,515,000   $8,339,313
      11.00%, 8/17/40 ..........................................................      52,344,000   29,587,446
     Globo Communicacoes Participacoes Ltd., 144A, 10.625%, 12/05/08 ...........       5,000,000    1,262,500
                                                                                                 ------------
                                                                                                   39,189,259
                                                                                                 ------------
     BULGARIA 4.6%
     Republic of Bulgaria, 144A, 8.25% 1/15/15 .................................      23,292,000   24,136,335
                                                                                                 ------------
     COLOMBIA 3.7%
     Republic of Colombia:
      9.75%, 4/23/09 ...........................................................      10,650,000    9,159,000
      10.00%, 1/23/12 ..........................................................         500,000      428,750
      Series NOV, 9.75%, 4/23/09 ...............................................      10,300,000    9,579,000
                                                                                                 ------------
                                                                                                   19,166,750
                                                                                                 ------------
     ECUADOR 1.9%
     Republic of Ecuador, Reg S, 12.00%, 11/15/12 ..............................      17,000,000    9,860,000
                                                                                                 ------------
     INDONESIA 1.1%
    *PT Astra International TBK, wts., 12/31/03 ................................       3,786,583    1,010,254
    +PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 .....................      16,375,000    2,701,875
    +PT Inti Indorayon Utama TBK, 9.125%, 10/15/49 .............................       6,830,000      990,350
    +Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/49 .........................       8,000,000      960,000
                                                                                                 ------------
                                                                                                    5,662,479
                                                                                                 ------------
     JAMAICA 1.0%
     Government of Jamaica, 11.75%, 5/15/11 ....................................       4,650,000    5,301,000
                                                                                                 ------------
     MALAYSIA .5%
     Government of Malaysia, 7.50%, 7/15/11 ....................................       2,200,000    2,480,252
                                                                                                 ------------
     MEXICO 15.8%
     Banco Nacional Obra Serv., 9.625%, 11/15/03 ...............................       3,500,000    3,788,750
    +Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ...................       5,130,216    1,282,554
     United Mexican States:
      11.375%, 9/15/16 .........................................................      38,956,000   49,298,818
      8.125%, 12/30/19 .........................................................       2,500,000    2,483,750
      11.50%, 5/15/26 ..........................................................      20,000,000   25,835,000
                                                                                                 ------------
                                                                                                   82,688,872
                                                                                                 ------------
     NETHERLANDS 3.6%
     Astra Overseas Finance BV 144A:
      FRN, 4.61%, 6/30/05 ......................................................       3,047,907    2,293,550
      zero cpn., 6/30/06 .......................................................       4,036,000    1,937,280

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)



                                                                                     PRINCIPAL
                                                                                  AMOUNT/WARRANTS   VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     NETHERLANDS (CONT.)
     Cellco Finance NV:
      12.75%, 8/01/05 ..........................................................     $ 3,900,000   $3,578,250
      15.00%, 8/01/05 ..........................................................      11,450,000   10,877,500
                                                                                                 ------------
                                                                                                   18,686,580
                                                                                                 ------------
     PANAMA 2.3%
     Republic of Panama, 10.75%, 5/15/20 .......................................      12,000,000   12,120,000
                                                                                                 ------------
     PHILIPPINES 11.9%
     Philippine Long Distance Telephone Co.:
      10.625%, 6/02/04 .........................................................       5,500,000    5,691,218
      9.25%, 6/30/06 ...........................................................         620,000      574,275
      MTN, Series E, 9.25%, 6/30/06 ............................................       5,080,000    4,705,350
     Republic of Philippines:
      9.875%, 3/16/10 ..........................................................       7,933,000    8,557,724
      10.625%, 3/16/25 .........................................................      36,125,000   37,591,675
      Reg S, 8.75%, 10/07/16 ...................................................       5,450,000    5,184,313
                                                                                                 ------------
                                                                                                   62,304,555
                                                                                                 ------------
     POLAND 1.6%
     Republic of Poland, 6.25%, 7/03/12 ........................................       8,040,000    8,446,020
                                                                                                 ------------

     RUSSIA 23.5%
     Federation of Russia:
      12.75%, 6/24/28 ..........................................................      32,556,000   39,171,346
      Reg S, 10.00%, 6/26/07 ...................................................      15,000,000   16,043,055
      Reg S, 11.00%, 7/24/18 ...................................................      62,575,000   67,497,275
                                                                                                 ------------
                                                                                                  122,711,676
                                                                                                 ------------
     TURKEY 3.2%
     Pera Financial Services, 144A, 9.375%, 10/15/02 ...........................       8,950,000    8,950,000
     Republic of Turkey:
      12.375%, 6/15/09 .........................................................       6,769,000    6,447,134
      11.875%, 1/15/30 .........................................................       1,172,000    1,026,965
                                                                                                 ------------
                                                                                                   16,424,099
                                                                                                 ------------
     UKRAINE 3.3%
     Republic of Ukraine, 11.00%, 3/15/07 ......................................      16,794,300   17,328,258
                                                                                                 ------------
     VENEZUELA 9.2%
     Republic of Venezuela:
      9.25%, 9/15/27 ...........................................................      48,674,000   33,755,419
      144A, 9.125%, 6/18/07 ....................................................       7,200,000    5,832,000
   *  Oil Value Recovery, wts., 4/15/20 ........................................          52,240            5
      Reg S, 9.125%, 6/18/07 ...................................................      10,050,000    8,140,500
                                                                                                 ------------
                                                                                                   47,727,924
                                                                                                 ------------
     TOTAL LONG TERM INVESTMENTS (COST $533,901,798) ...........................                  494,234,059
                                                                                                 ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                                        SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
    aSHORT TERM INVESTMENTS (COST $21,608,220) 4.1%
     Franklin Institutional Fiduciary Trust Money Market Portfolio .............      21,608,220 $ 21,608,220
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $555,510,018) 98.8% ...............................                  515,842,279
     OTHER ASSETS, LESS LIABILITIES 1.2% .......................................                    6,367,418
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% ...................................................                 $522,209,697
                                                                                                 ============


 * Non-income producing.
 a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by
   Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
 + Represents defaulted bonds.


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

Assets:
 Investments in securities, at value (cost $555,510,018) ...............................    $ 515,842,279
 Receivables:
  Interest .............................................................................       13,358,608
                                                                                            -------------
      Total assets .....................................................................      529,200,887
                                                                                            -------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................        6,271,917
  To affiliates ........................................................................          364,087
 Funds advanced by custodian ...........................................................           16,873
 Accrued expenses ......................................................................          338,313
                                                                                            -------------
      Total liabilities ................................................................        6,991,190
                                                                                            -------------
Net assets, at value ...................................................................    $ 522,209,697
                                                                                            =============
Net assets consist of:
 Undistributed net investment income ...................................................    $   7,103,891
 Net unrealized depreciation ...........................................................      (39,667,739)
 Accumulated net realized loss .........................................................     (104,001,589)
 Capital shares ........................................................................      658,775,134
                                                                                            -------------
Net assets, at value ...................................................................    $ 522,209,697
                                                                                            =============
Net asset value per share ($522,209,697 / 46,995,257 shares outstanding) ...............           $11.11
                                                                                            =============



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

Investment Income:
 Dividends ................................................................    $   565,478
 Interest .................................................................     60,119,049
                                                                               ------------
      Total investment income .............................................                  $ 60,684,527

Expenses:
 Management fees (Note 3) .................................................      4,530,633
 Administrative fees (Note 3) .............................................        814,956
 Transfer agent fees ......................................................        681,300
 Custodian fees ...........................................................         99,400
 Registration and filing fees .............................................         32,125
 Professional fees ........................................................         29,300
 Directors' fees and expenses .............................................         51,250
 Other ....................................................................         13,200
                                                                               ------------
      Total expenses ......................................................                     6,252,164
                                                                                             -------------
           Net investment income ..........................................                    54,432,363
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................    (41,492,882)
  Foreign currency transactions ...........................................            188
                                                                               ------------
      Net realized loss ...................................................                   (41,492,694)
      Net unrealized appreciation on investments ..........................                    29,037,082
                                                                                             -------------
Net realized and unrealized loss ..........................................                   (12,455,612)
                                                                                             -------------
Net increase in net assets resulting from operations ......................                  $ 41,976,751
                                                                                             =============



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001

                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $ 54,432,363  $ 59,274,681
  Net realized loss from investments and foreign currency transactions .....    (41,492,694)  (13,682,374)
  Net unrealized appreciation (depreciation) on investments ................     29,037,082   (30,544,911)
                                                                               ---------------------------
      Net increase in net assets resulting from operations .................     41,976,751    15,047,396

Distributions to shareholders from net investment income ...................    (59,190,526)  (60,470,032)
Capital share transactions (Note 2) ........................................             --    (2,551,058)
                                                                               ---------------------------
      Net decrease in net assets ...........................................    (17,213,775)  (47,973,694)

Net assets:
 Beginning of year .........................................................    539,423,472   587,397,166
                                                                               ---------------------------
 End of year ...............................................................   $522,209,697  $539,423,472
                                                                               ---------------------------

Undistributed net investment income included in net assets:
 End of year ...............................................................   $  7,103,891  $ 11,780,112
                                                                               ===========================


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to September 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $1,615,242 in the recorded cost of investments and a corresponding decrease in net unrealized depreciation.

The effect of this change for the year ended August 31, 2002, was to decrease net investment income by $1,570,550, decrease unrealized appreciation by $126,446, and decrease realized loss by $1,696,996. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL SHARES

The Board of Directors of the Fund previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL SHARES (CONT.)


At August 31, 2002, there were 100 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                                          YEAR ENDED
                                                                                  --------------------------
                                                                                     2002            2001
------------------------------------------------------------------------------------------------------------
Shares repurchased ...............................................................    --            261,700
Amount repurchased ...............................................................    --         $2,551,058
Weighted average discount of market price to net asset value of shares repurchased    --                 17%

Through August 31, 2002, the Fund had repurchased a total of 610,500 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets.


4. INCOME TAXES

At August 31, 2002, the cost of investments, net unrealized depreciation and undistributed ordinary income for income tax purposes were as follows:

           Cost of investments ......................   $558,368,827
                                                        =============
           Unrealized appreciation ..................     23,226,512
           Unrealized depreciation ..................    (65,753,060)
                                                        -------------
           Net unrealized depreciation ..............   $(42,526,548)
                                                        =============
           Distributable earnings - ordinary income .   $ 13,523,090
                                                        =============

The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statements and tax purposes.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

          Capital loss carryovers expiring in:
           2007 ............................   $ 1,960,611
           2008 ............................    20,490,368
           2009 ............................    17,957,029
           2010 ............................    22,453,289
                                               -----------
                                               $62,861,297
                                               ===========

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $39,770,278. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $489,462,857 and $497,895,389, respectively.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Emerging Markets Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Income Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

San Francisco, California
September 25, 2002

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

                                                    % OF          % OF                        % OF         % OF
                                                OUTSTANDING       VOTED                    OUTSTANDING     VOTED
  TERM EXPIRING 2005:                FOR           SHARES        SHARES       WITHHELD       SHARES       SHARES
------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton ............  41,968,258         89.30%        98.58%      602,824          1.28%       1.42%
  Nicholas F. Brady ...........  41,997,599         89.37%        98.65%      573,483          1.22%       1.35%
  S. Joseph Fortunato .........  41,939,647         89.24%        98.52%      631,435          1.34%       1.48%
  Edith E. Holiday ............  41,952,082         89.27%        98.55%      619,000          1.32%       1.45%
  Constantine D. Tseretopoulos   41,619,988         88.56%        97.77%      951,094          2.02%       2.23%

* HARMON E. BURNS, FRANK J. CROTHERS, ANDREW H. HINES, JR., CHARLES B. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN AND FRED R. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com
















SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECT[SERVICEMARK]. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                    NUMBER OF
                                                         PORTFOLIOS IN FUND
                                             LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Director     Since 1993         132           Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)          Director     Since 1999         16            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean
Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)        Director     Since 1993         133           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)       Director     Since 1993         27            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area)
(1982-1990) and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                             LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)           Director     Since 1996         81            Director, Amerada Hess Corporation
500 East Broward Blvd.                                                        (exploration and refining of oil and gas);
Suite 2100                                                                    Hercules Incorporated (chemicals, fibers and
Ft. Lauderdale, FL 33394-3091                                                 resins); Beverly Enterprises, Inc. (health
                                                                              care); H.J. Heinz Company (processed foods
                                                                              and allied products); RTI International
                                                                              Metals, Inc. (manufacture and distribution of
                                                                              titanium); and Canadian National Railway
                                                                              (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)           Director     Since 1993         21            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Director     Since 1993         132           Director, White Mountains Insurance Group,
500 East Broward Blvd.                                                        Ltd. (holding company); Martek Biosciences
Suite 2100                                                                    Corporation; WorldCom, Inc. (communications
Ft. Lauderdale, FL 33394-3091                                                 services); MedImmune, Inc. (biotechnology);
                                                                              Overstock.com (Internet services); and
                                                                              Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)           Director     Since 1993         27            None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                  Director     Since 1999         17            None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
---------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)        Director       Since 1993       62            Director, Amerada Hess Corporation
500 East Broward Blvd.                                                        (exploration and refining of oil and gas);
Suite 2100                                                                    C2, Inc. (operating and investment business);
Ft. Lauderdale, FL 33394-3091                                                 and H.J. Heinz Company (processed foods and
                                                                              allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December
1982).
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)          Director       Director since   33            None
One Franklin Parkway            and Vice       1993 and
San Mateo, CA 94403-1906        President      Vice President
                                               since 1996


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Director,      Director and     132           None
One Franklin Parkway            Chairman of    Chairman of
San Mateo, CA 94403-1906        the Board and  the Board since
                                Vice President 1995 and Vice
                                               President since
                                               1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (38)         Vice President Since 2001  Not Applicable     None
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President Since 1993  Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President Since 2000     Not Applicable    None
One Franklin Parkway            and Assistant
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President Vice President Not Applicable    None
One Franklin Parkway            and Secretary  since 2000
San Mateo, CA 94403-1906                       and Secretary
                                               since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (46)         Vice President Since 1996     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)     Vice President Since 1996     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                Vice President Since 1994     Not Applicable    None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice           Since May     Not Applicable     Director, FTI Banque, Arch Chemicals, Inc.
600 5th Avenue                  President -    2002                             and Lingnan Foundation
Rockefeller Center              AML Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
GREGORY E. MCGOWAN (52)         President      Since 1996    Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; Executive Vice President - International Development, Chief
International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and
Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited;
officer of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Attorney,
Securities and Exchange Commission.
---------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)         Treasurer      Since 2000    Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 18 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)          Vice President Since 2000    Not Applicable     None
One Franklin Parkway            and Assistant
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

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


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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           09/02

   [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

ANNUAL REPORT
TEMPLETON EMERGING MARKETS INCOME FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


[LOGO OMITTED] Printed on recycled paper




TLTEI A2002 10/02